EXHIBIT 10.31

                                FOURTH AMENDMENT


         THIS FOURTH AMENDMENT (this "Amendment") is entered into as of April 3, 2003 by and among SVI SOLUTIONS, INC., a Delaware corporation (the "Company"), KOYAH LEVERAGE PARTNERS, L.P., a Delaware limited partnership ("Koyah Leverage"), KOYAH PARTNERS, L.P., a Delaware limited partnership ("Koyah") and RAVEN PARTNERS, L.P., a Delaware limited partnership ("Raven").

         WHEREAS, pursuant to the Amendment Agreement dated as of July 15, 2002 by and among the Company, Koyah Leverage, Koyah, Raven and certain other parties (the "Amendment Agreement"), (i) the Company made a Convertible Promissory Note dated July 19, 2002 in the principal amount $937,500 in favor of Koyah Leverage, a Convertible Promissory Note dated July 19, 2002 in the principal amount of $187,500 in favor of Koyah and a Convertible Promissory Note dated July 19, 2002 in the principal amount of $125,000 in favor of Raven (collectively, the "Original Notes") and (ii) the Company entered into an Investors' Rights Agreement dated as of July 19, 2002 with Koyah Leverage, Koyah, Raven and certain other parties (the "Original Investors' Rights Agreement");

         WHEREAS, pursuant to the First Amendment dated as of December 5, 2002, the Second Amendment dated as of March 14, 2003 and the Third Amendment dated as of March 28, 2003 among the Company, Koyah Leverage, Koyah and Raven (the "Prior Amendments"), the Company was granted certain extensions under the Original Notes and the Original Investors' Rights Agreement (the Original Notes and the Original Investors' Rights Agreement, as so amended, being referred to herein as the "Notes" and the "Investors' Rights Agreement");

         WHEREAS, the Company has requested that Koyah Leverage, Koyah and Raven grant the Company certain further extensions under the Notes and the Investors' Rights Agreement;

         WHEREAS, in connection therewith, the parties desire to make certain amendments to the Notes and Investors' Rights Agreement on the terms and conditions set forth herein;

         WHEREAS, the Investors' Rights Agreement may be amended with the consent of the Company and the holders of 50% of the Registrable Securities (as defined in the Investors' Rights Agreement) under Section 3.07 of the Investors' Rights Agreement and Koyah Leverage, Koyah and Raven are holders of more than 50% of the Registrable Securities;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties, the parties do hereby agree as follows:

         1. EXTENSION OF REGISTRATION STATEMENT EFFECTIVE DATE UNDER THE NOTES. The date contained in Section 13(d) of each Note for effectiveness of the registration statement contemplated by Section 1.3 of the Investors' Rights Agreement hereby is extended to June 30, 2003.

         2. EXTENSION OF REGISTRATION STATEMENT FILING DATE UNDER THE INVESTORS' RIGHTS AGREEMENT. The date contained in Section 1.3(a) of the Investors' Rights Agreement for filing of the registration statement contemplated by Section 1.3 of the Investors' Rights Agreement hereby is extended to April 15, 2003, subject however to such registration statement becoming effective by the date set forth below in Section 3 of this Amendment.

         3. EXTENSION OF REGISTRATION STATEMENT EFFECTIVE DATE UNDER THE INVESTORS' RIGHTS AGREEMENT. The date contained in Section 1.3(c) of the Investors' Rights Agreement for effectiveness of the registration statement contemplated by Section 1.3 of the Investors' Rights Agreement hereby is extended to June 30, 2003.

         4. EXTENSION OF RELATED DATES UNDER THE INVESTORS' RIGHTS AGREEMENT. The dates contained in Section 1.3(d) and (e) of the Investors' Rights Agreement for effectiveness of the registration statement contemplated by Section 1.3 of the Investors' Rights Agreement hereby are correspondingly extended as a result of the extension set forth above in Section 3 of this Amendment.

         5. SECTION 16 MATTERS. The Company hereby represents and warrants to Koyah Leverage, Koyah and Raven that this Amendment, the Prior Amendments and the transactions contemplated hereby and thereby (the "Amendments and Transactions") do not result in any purchase or sale or other acquisition or disposition of an equity security or a derivative security (each, a "Section 16 Event") within the meaning of, and for purposes of, Section 16 of the Securities Act of 1934, as amended, and the rules and regulations promulgated thereunder ("Section 16").

         6. EXPENSES. Koyah Leverage, Koyah and Raven shall be entitled to reimbursement of, and promptly upon request the Company shall pay, the legal fees and expenses of Paine, Hamblen, Coffin, Brooke & Miller LLP and Hogan & Hartson LLP as counsel for ICM (as defined in the Amendment Agreement) incurred in connection with the preparation and negotiation of this Amendment. Such legal fees of Paine Hamblen Coffin Brooke & Miller LLP payable by the Company shall be charged at the same hourly rate as the legal fees of such firm normally charged to ICM on other matters. In addition, Koyah Leverage, Koyah and Raven and their affiliates, as well as the partners, directors, officers, shareholders, members, employees or agents thereof (the "Koyah Parties"), shall be entitled to reimbursement of, and promptly upon request the Company shall pay, the legal fees and expenses incurred by the Koyah Parties in connection with any threatened or actual action, suit, claim, proceeding or investigation arising out of any assertion that the Amendments and Transactions result in a Section 16 Event, unless it shall ultimately be determined by final judicial decision (from which there is no further right of appeal) that the Amendments and Transactions did result in a Section 16 Event and in liability under Section 16 ("Section 16 Liability") on the part of the Koyah Party as a result thereof. Furthermore, the Koyah Parties shall be entitled to receive, and promptly upon request the Company shall pay, an advancement of expenses (based on a reasonable estimate) in advance of the final disposition of any such action, suit, claim, proceeding or investigation. In order to obtain an advancement of expenses, a Koyah Party shall deliver to the Company an undertaking on the part of the Koyah Party to repay the amounts so advanced if it shall ultimately be determined by final judicial decision (from which there is no further right of appeal) that the Amendments and Transactions did result in a Section 16 Event and in Section 16 Liability on the part of the Koyah Party as a result thereof.

         7. EFFECTIVENESS OF AMENDMENT. The effectiveness of this Amendment shall be conditioned upon the Company paying by April 4, 2003 a total of $6,000, as partial payment of legal fees and expenses of Paine, Hamblen, Coffin, Brooke & Miller LLP and Hogan & Hartson LLP which are payable by the Company under the Amendment Agreement, the Investors' Rights Agreement, the Prior Amendments or this Amendment.

         8. CONTINUED FORCE AND EFFECT. Except as specifically amended or modified by this Amendment, the Notes and the Investors' Rights Agreement shall remain unchanged. The Notes and the Investors' Rights Agreement, as amended or modified by this Amendment, shall remain in full force and effect.

         9. ENTIRE AGREEMENT. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior negotiations, understandings, agreements or arrangements with respect to such subject matter.







                [The rest of this page left blank intentionally.]

                  ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers or agents thereinto duly authorized, as of the date first above written.

                                     "COMPANY"

                                     SVI HOLDINGS, INC.

                                     By: /s/ Barry Schechter
                                         ---------------------------------------
                                     Name: Barry Schechter
                                     Title: Chief Executive Officer


                                     "INVESTORS"

                                     KOYAH LEVERAGE PARTNERS, L.P.

                                     By: Koyah Ventures LLC, its general partner

                                     By: /s/ Robert Law
                                         ---------------------------------------
                                     Name: Robert Law
                                     Title: Vice President


                                     KOYAH PARTNERS, L.P.

                                     By: Koyah Ventures LLC, its general partner

                                     By: /s/ Robert Law
                                         ---------------------------------------
                                     Name: Robert Law
                                     Title: Vice President


                                     RAVEN PARTNERS, L.P.

                                     By: Koyah Ventures LLC, its general partner

                                     By: /s/ Robert Law
                                         ---------------------------------------
                                     Name: Robert Law
                                     Title: Vice President


                      [Signature Page to Fourth Amendment]